Vanguard S&P ETFs

Supplement to the Prospectus

At a special meeting held on November 15, 2017, shareholders of the Vanguard funds voted on several proposed changes to the funds. As a result, the following paragraph is added to the Investment Advisor section:

Under the terms of an SEC exemption (except with respect to Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund), the Funds’ board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. As the Funds’ sponsor and overall manager, Vanguard may provide additional investment advisory services to a Fund, on an at cost basis, at any time. Except with respect to Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund, Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Funds, other than Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund, may rely on the new SEC relief.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS MM600 112017

Vanguard S&P Small-Cap 600 Index Funds

Supplement to the Prospectus

At a special meeting held on November 15, 2017, shareholders of the Vanguard funds voted on several proposed changes to the funds. As a result, the following paragraph is added to the Investment Advisor section:

Under the terms of an SEC exemption, Vanguard S&P Small-Cap 600 Value Index Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide additional investment advisory services to the Fund, on an at cost basis, at any time. With respect to Vanguard S&P Small-Cap 600 Value Index Fund, Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, Vanguard S&P Small-Cap 600 Value Index Fund may rely on the new SEC relief.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS M600A 112017